Service Agreement

THIS AGREEMENT is made the 1st day of September 2023 BETWEEN:

PARTIES

(1) **Global Leaders Corporation,** a company incorporated in Nevada, U.S, with its business identification #NV20201857908 (hereinafter referred as "**GLC**")

(2) **Panda Funding Consultancy Limited,** a company incorporated in Room 29-33, 5/F, Beverley Commercial Centre, 87-105 Chatham Road South, Tsim Sha Tsui (hereinafter referred as the "**PFC**")

RECITALS

(1) **PFC** is desirous of engaging the Service Provider to conduct a **One-on-One Coaching for CEO.**
(2) Methodology: One-on-One Coaching
(3) Duration: 1 month, total 2 sessions of 1 hour

NOWS IT IS AGREED as follows:

1. SERVICE FEE

1.1 **PFC** shall pay to the Service Provider the sum of HK$10,000 or such other sum as shall become payable at the times and in the manner provided in the terms and conditions of the Agreement.

1.2 **PFC** shall not be liable for any expenses, charges, costs, fees other than the Fee as specified or as expressly agreed in writing by the parties.

2. SERVICE PROVIDER'S OBLIGATIONS

2.1 The Service Provider shall provide the Services with reasonable skill, care and diligence commensurate with the nature, size and complexity of the Services, and in conformity with the normal standards of the Service Provider's profession and to the satisfaction of **PFC**.

2.2 The Service Provider shall keep **PFC** fully and properly informed of all material matters which may require further instruction or direction from **PFC** or which may properly be considered as material to the interest of **PFC**; and where applicable, inform **PFC** on its becoming apparent that the Services need to be varied.

3. DEFAULT

3.1 If the Service Provider fails to carry out all or any of the Services provided for in this Agreement, **PFC** may its absolute discretion terminate the whole or any part of this Agreement by notice in writing to the Service Provider, but without prejudice to any claims by **PFC** for breach of this Agreement including but not limited to **PFC's** right to assign the balance of the uncompleted Services to another service provider or service providers whereupon the Service Provider shall be liable for any sums do incurred in excess of the Fee.

4. TERMINATION

4.1 The Service Provider warrants that it shall use reasonable care and skill in performing the scope of Services set out in this Agreement. If any part of Services is performed negligently or in breach of the provisions of the Agreement or any law, **PFC** may terminate this Agreement at any time by written notice to the Contractor.

4.2 Termination of this Agreement shall be without prejudice to any other rights and remedies of the parties under other provisions of this Agreement or otherwise at law or in equity.

5. INDEMNITY

5.1 The Service provider shall indemnify and hold **PFC**, its employee and agents against all claims or any losses or damages which **PFC** suffers or incurs as a result of:

(i) any acts or omissions of the Service Provider;

(ii) any claims by any person relating to the supply of the Services or its use by the **PFC** or any ither person or any delay or failure to provide the Services;

(iii) a breach by the Service Provider of this Agreement; and

(iv) any unauthorized activity by the Service Provider.

6. CONFIDENTIALITY

6.1 The Service Provider shall not at any time before, during or after the project disclose any confidential information in connection with the Services or concerning **PFC** to any third party except with the prior written consent of GLC. Furthermore, they should not release or publish any advertising or publicity materials relating to the Services without the prior written consent of **PFC**.

7. GOVERNING LAW

7.1 This Agreement shall be governed by and construed in accordance with the laws of Hong Kong and the parties hereby agree to submit to the jurisdiction of the courts of Hong Kong in relation to any matters arising out of this Agreement.

IN WITNESS WHEREOF, this Agreement has been entered into as of the day, month and year first above written in duplicate.

SIGNED BY: Yip Hoi Hing Peter
President & CEO

____
For and on behalf of
Global Leaders Corporation

SIGNED BY:

____
For and on behalf of
Panda Funding Consultancy Limited

Global Leaders
Corporation
環球鉅人集團

Invoice

Bill To: Panda Funding Consultancy Limited

Invoice No.: GLCDN 2023004

Attn.: Mr Lau

Job No. : J23004
Client No. : PFC

Email :
Tel. : (852)
Fax. : (852)

Issue Date: 1 Sep 2023

Particulars	Unit Price	Total
Re: **Professional Fee for One-on-One Coaching for CEO -September 2023** ➢ Duration: 1 month, total 2 sessions of 1 hour		**HKD 10,000-**
This Invoice is due on presentation.	**Total Amount**	**HKD 10,000-**

Payment Methods:

Cheque:

Cheque should be crossed and made payable to "**Global Leaders Corporation**". Please write the name, contact number on the back of the cheque and allow at least 3 days for processing. Post-dated cheque will not be accepted.

Direct Deposit:

Please remit the amount to the following account:

A/C Name:	Global Leaders Corporation
Bank Name:	The Hongkong & Shanghai Banking Corporation Ltd
Bank Address:	No. 1 Queen Road, Central, Hong Kong
Bank Code:	004
A/C No.:	652-389198-001 (HKD) OR 652-389198-838 (RMB/USD)
Swift Code:	HSBCHKHHHKH
Remarks:	Please mail your cheque to Mr Au, Unit 2613-18, 26/F, Shui On Centre, 6-8 Harbour Road, Wanchai, Hong Kong or Email your Banking deposits slip to saiman.au@globalleaders.com.hk

Global Leaders Corporation

Global Leaders Corporation

HSBC

我們已收到您的指示

交易編號 N91496176864 (New)

付款詳情

編製者

WANWAN

設定/ 上次更改

2023年09月14日 12:41 香港時間

入賬戶口

GLOBAL LEA**** C***
652-389198-001

支賬戶口

商業綜合戶口 - 港元往來
454-363XXX-838

金額

港元 10,000.00

您可能需要繳付其他費用，詳情請參閱載於滙豐香港工商金融網頁的商業銀行服務收費表

付款日期

2023年09月14日

Service Agreement

THIS AGREEMENT is made the 1st day of October 2023 BETWEEN:

PARTIES

(1) **Global Leaders Corporation,** a company incorporated in Nevada, U.S, with its business identification #NV20201857908 (hereinafter referred as "GLC")

(2) **Panda Funding Consultancy Limited,** a company incorporated in Room 29-33, 5/F, Beverley Commercial Centre, 87-105 Chatham Road South, Tsim Sha Tsui (hereinafter referred as the "PFC")

RECITALS

(1) PFC is desirous of engaging the Service Provider to conduct a **One-on-One Coaching for CEO.**
(2) Methodology: One-on-One Coaching
(3) Duration: 6 month, October 2023 to March 2024
(4) Session: Total 12 sessions (1 hour per session), 2 session per month

NOWS IT IS AGREED as follows:

1. SERVICE FEE

1.1 PFC shall pay to the Service Provider the sum of HK$10,000 monthly or such other sum as shall become payable at the times and in the manner provided in the terms and conditions of the Agreement.

1.2 PFC shall not be liable for any expenses, charges, costs, fees other than the Fee as specified or as expressly agreed in writing by the parties.

2. SERVICE PROVIDER'S OBLIGATIONS

2.1 The Service Provider shall provide the Services with reasonable skill, care and diligence commensurate with the nature, size and complexity of the Services, and in conformity with the normal standards of the Service Provider's profession and to the satisfaction of PFC.

2.2 The Service Provider shall keep **PFC** fully and properly informed of all material matters which may require further instruction or direction from **PFC** or which may properly be considered as material to the interest of PFC; and where applicable, inform PFC on its becoming apparent that the Services need to be varied.

3. DEFAULT

3.1 If the Service Provider fails to carry out all or any of the Services provided for in this Agreement, **PFC** may its absolute discretion terminate the whole or any part of this Agreement by notice in writing to the Service Provider, but without prejudice to any claims by **PFC** for breach of this Agreement including but not limited to **PFC**'s right to assign the balance of the uncompleted Services to another service provider or service providers whereupon the Service Provider shall be liable for any sums do incurred in excess of the Fee.

4. TERMINATION

4.1 The Service Provider warrants that it shall use reasonable care and skill in performing the scope of Services set out in this Agreement. If any part of Services is performed negligently or in breach of the provisions of the Agreement or any law, **PFC** may terminate this Agreement at any time by written notice to the Contractor.

4.2 Termination of this Agreement shall be without prejudice to any other rights and remedies of the parties under other provisions of this Agreement or otherwise at law or in equity.

5. INDEMNITY

5.1 The Service provider shall indemnify and hold **PFC**, its employee and agents against all claims or any losses or damages which **PFC** suffers or incurs as a result of:

(i) any acts or omissions of the Service Provider;

(ii) any claims by any person relating to the supply of the Services or its use by the **PFC** or any ither person or any delay or failure to provide the Services;

(iii) a breach by the Service Provider of this Agreement; and

(iv) any unauthorized activity by the Service Provider.

6. CONFIDENTIALITY

6.1 The Service Provider shall not at any time before, during or after the project disclose any confidential information in connection with the Services or concerning **PFC** to any third party except with the prior written consent of GLC. Furthermore, they should not release or publish any advertising or publicity materials relating to the Services without the prior written consent of **PFC**.

7. **GOVERNING LAW**

7.1 This Agreement shall be governed by and construed in accordance with the laws of Hong Kong and the parties hereby agree to submit to the jurisdiction of the courts of Hong Kong in relation to any matters arising out of this Agreement.

IN WITNESS WHEREOF, this Agreement has been entered into as of the day, month and year first above written in duplicate.

SIGNED BY: Yip Hoi Hing Peter
President & CEO

____
For and on behalf of
Global Leaders Corporation

SIGNED BY:

____
For and on behalf of
Panda Funding Consultancy Limited

Global Leaders Corporation
環球鉅人集團

Invoice

Bill To:	Panda Funding Consultancy Limited	Invoice No.:	GLCDN 2023006
Attn.:	Mr Lau	Job No. :	J23004
		Client No. :	PFC
Email :			
Tel. :	(852)	Issue Date:	1 Oct 2023
Fax. :	(852)		

Particulars	Unit Price	Total
Re: Professional Fee for One-on-One Coaching for CEO -October 2023 ➢ Duration: 1 month, total 2 sessions of 1 hour		**HKD 10,000-**
This Invoice is due on presentation.	**Total Amount**	**HKD 10,000-**

Payment Methods:

Cheque:

Cheque should be crossed and made payable to "**Global Leaders Corporation**". Please write the name, contact number on the back of the cheque and allow at least 3 days for processing. Post-dated cheque will not be accepted.

Direct Deposit:

Please remit the amount to the following account:

A/C Name:	Global Leaders Corporation
Bank Name:	The Hongkong & Shanghai Banking Corporation Ltd
Bank Address:	No. 1 Queen Road, Central, Hong Kong
Bank Code:	004
A/C No.:	652-389198-001 (HKD) OR 652-389198-838 (RMB/USD)
Swift Code:	HSBCHKHHHKH
Remarks:	Please mail your cheque to Mr Au, Unit 2613-18, 26/F, Shui On Centre, 6-8 Harbour Road, Wanchai, Hong Kong or Email your Banking deposits slip to saiman.au@globalleaders.com.hk

Global Leaders Corporation

Global Leaders Corporation

HSBC

我們已收到您的指示

交易編號 NA1268288310 (New)

付款詳情

編製者

WANWAN

設定/ 上次更改

2023年10月12日 10:46 香港時間

入賬戶口

GLOBAL LEA**** C***
652-389198-001

支賬戶口

商業綜合戶口 - 港元往來
454-363XXX-838

金額

港元 10,000.00

您可能需要繳付其他費用，詳情請參閱載於滙豐香港工商金融網頁的商業銀行服務收費表。

付款日期

2023年10月12日